EXHIBIT 99.3
                                                                  EXECUTION COPY


            THE OFFER AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.



                               OPTION CERTIFICATE

No. _________                                                   JANUARY 31, 2003

                                  NYMAGIC, INC.
                          COMMON STOCK PURCHASE OPTION

         This Common Stock Purchase Option certifies that Conning Capital Partners VI, L.P., a Delaware limited partnership ("CONNING"), or its registered assigns, is entitled at any time on or after the date hereof and prior to 5:00 p.m. (New York time) on the Expiration Date, to purchase from NYMAGIC, INC., a New York corporation (the "COMPANY"), up to an aggregate of FOUR HUNDRED THOUSAND (400,000) fully paid and nonassessable shares of Common Stock, $1.00 par value (the "COMMON STOCK"), of the Company, at an initial purchase price per share of Common Stock equal to (w) $19.75 PLUS (x) the Quarterly Increase MINUS
(y) the aggregate amount of any cash dividends paid per share on the Common Stock after the date of issuance of this Option MINUS, if Conning beneficially owns an aggregate of 50% of the Shares (as defined in the Purchase Agreement) and the Option Shares and the shares of Common Stock and the shares of Common Stock underlying options purchased pursuant to the Shareholder Purchase Agreement and the Conning Designee (as defined in the Purchase Agreement) is not elected to the Board of Directors of the Company or is removed from the Board of Directors of the Company (other than at the request of Conning), (z) $2.00 (the "EXERCISE PRICE"). The number of shares of Common Stock that may be purchased upon exercise of this Option set forth above, and the Exercise Price (including the Quarterly Increase) per share of Common Stock set forth above, are subject to adjustment as hereinafter provided.


1.       EXERCISE OF OPTIONS; EXERCISE PRICE

         1.01 EXERCISE OF OPTIONS. At any time on or after the date hereof until the Expiration Date, the holder of this Option may exercise the rights evidenced hereby in whole or in part, by surrender of this Option, with an election to purchase (a form of which is attached hereto in EXHIBIT A) attached thereto duly executed, to the Company at its office referred to in Section 5.03 hereof, together with payment of the Exercise Price (payable as set forth below) for each share of Common Stock as to which this Option is exercised. The Exercise Price shall be payable (including any combination of) (x) in cash or by certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to the account of the Company, (y) by delivery of Options to the Company for cancellation in accordance with the following formula: in exchange for each share of Common Stock issuable upon exercise of each Option any holder thereof so delivers for cancellation, such holder shall receive such number of shares of Common Stock as is equal to the product of (i) the number of shares of Common Stock issuable upon exercise of such Option at such time multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per share of Common Stock at such time minus the Exercise Price per share of Common Stock at such time, and the denominator of which is the Fair Market Value per share of Common Stock at such time or (z) the surrender to the Company of securities of the Company having a value equal to the aggregate Exercise Price of the Option Shares being purchased upon such exercise (which value in the case of debt securities shall be the principal amount thereof and in the case of shares of Common Stock shall be the Fair Market Value thereof). Notwithstanding any other provision hereof, if an exercise of any portion of this Option is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock or otherwise), such exercise may at the election of the holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to consummation of such transaction.

         1.02 ISSUANCE OF COMMON STOCK. Upon timely receipt of this Option, with the form of election to purchase duly executed, and accompanied by payment of the Exercise Price for each of the shares to be purchased in the manner provided in Section 1.01 and an amount equal to any applicable transfer tax (if not payable by the Company as provided in Section 2.04 hereof), the Company shall thereupon promptly cause certificates for the number of shares of Common Stock then being purchased to be delivered within three (3) business days to or upon the order of the registered holder of this Option.

         1.03 UNEXERCISED OPTIONS. In case the registered holder of this Option shall purchase less than all the shares of Common Stock purchasable thereunder, a new Option evidencing the right to purchase the remaining shares of Common Stock hereunder shall be issued by the Company to the registered holder of this Option or to its duly authorized assigns within three (3) business days.

         1.04 COMMON STOCK RECORD DATE. Each Person in whose name any certificate for shares of Common Stock is issued upon the exercise of this Option shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated the date upon which this Option was duly surrendered with an election to purchase attached thereto duly executed and payment of the aggregate Exercise Price (and any applicable transfer taxes, if payable by such Person) was made in accordance with the terms hereof. Prior to exercise, the holder of this Option shall not be entitled to any rights of a shareholder of the Company with respect to the shares for which this Option shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein or in any other applicable agreement between the Company and such holder.

2. RESERVATION OF COMMON STOCK; TRANSFER OF OPTIONS; TRANSFER TAXES; LISTING; CERTAIN ACTIONS PROHIBITED

         2.01 RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its treasury shares of Common Stock or its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Options, such number of its shares of Common Stock as shall from time to time be the maximum amount which may be required to effect the exercise of all outstanding Options, and if at any time the number of


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

treasury shares or the authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of all then outstanding Options, the Company shall take such action as may be necessary to increase the number of shares of Common Stock in its treasury or increase its authorized but unissued shares of Common Stock to such number of shares, in either case, as shall be sufficient for such purpose.

         2.02 COMMON STOCK TO BE DULY AUTHORIZED AND ISSUED, FULLY PAID AND NONASSESSABLE. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Options, at the time of delivery of the certificates for such shares, shall be duly and validly authorized and issued and fully paid and nonassessable and the issuance of such shares will not be subject to preemptive or other similar contractual rights of any other shareholder of the Company.

         2.03 TRANSFER, SPLIT UP, ETC. This Option may be transferred, split up, combined or exchanged for another Option or Options, entitling the registered holder or transferee thereof to purchase a like number of shares of Common Stock as the Option or Options surrendered then entitled such registered holder to purchase; PROVIDED, HOWEVER, this Option may only be transferred, in whole or in part, to any Person, but only with respect to the transferring holder's Options to purchase an aggregate of 50,000 or more Option Shares. Any registered holder desiring to transfer, split up, combine or exchange this Option shall make such request in writing delivered to the Company, and shall surrender the Option or Options to be transferred, split up, combined or exchanged at the office of the Company referred to in Section 5.03 hereof. Thereupon the Company shall deliver promptly to the Person entitled thereto (as set forth in the written notice) an Option or Options, as the case may be, as so requested.

         2.04 TRANSFER TAXES. The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the initial issuance or delivery of
(a) each Option and (b) each share of Common Stock issued upon the exercise of any Option. The Company shall not, however, be required to (y) pay any transfer tax that may be payable in respect of the transfer or delivery of Options or the issuance or delivery of certificates for shares of Common Stock in a name other than that of the registered holder of any Option surrendered for exercise or (z) issue or deliver any such certificates for shares of Common Stock upon the exercise of any Option until any such tax shall have been paid (any such tax being payable by the holder of such Option at the time of surrender).

         2.05 LISTING. The Company shall promptly secure the listing of the Option Shares issuable upon exercise of this Option on the New York Stock Exchange and on each such national securities exchange or automated quotation system, if any, on which Option Shares are then listed or become listed and shall maintain, so long as any other Option Shares shall be so listed, such listing of all Option Shares from time to time issuable upon the exercise of this Option; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Option so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.
Notwithstanding the foregoing, (a) in the case of any Reorganization (as hereinafter defined) in which the consideration to be paid to the holder upon the Effective Date (as


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

hereinafter defined) is all cash for all of the securities of the Company beneficially owned by such holder, then upon the Effective Date the obligations under this Section 2.05 shall terminate, (b) in the case of any Reorganization in which the consideration to be paid to the holder upon the Effective Date is securities of a Person other than the Company for all of the securities of the Company beneficially owned by such holder and such securities are listed on a national securities exchange or the NASDAQ National Market, then upon the Effective Date the obligations under this Section 2.05 shall NOT terminate; PROVIDED that the obligation to list and to maintain such listing of securities of the Company shall terminate if such holder does not hold any Options exercisable for securities of the Company as a result of such Reorganization or
(c) in the case of any proposed Reorganization in which the consideration to be paid to the holder upon the Effective Date is securities of a Person for all of the securities of the Company beneficially owned by such holder and such securities are NOT listed on a national securities exchange or the NASDAQ National Market, then the Company shall obtain the PRIOR written consent of the Required Holders prior to effecting such Reorganization.

         2.06 CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Option and in the taking of all such actions as may reasonably be requested by the holder of this Option in order to protect the exercise privilege of the holder of this Option, consistent with the tenor and purpose of this Option. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Option Shares receivable upon the exercise of this Option above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may at all time validly and legally issue fully paid Option Shares upon the exercise of this Option.

3.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF OPTION SHARES; FRACTIONAL SHARES

         3.01 MECHANICAL ADJUSTMENTS. The number of shares of Common Stock purchasable upon the exercise of this Option and the Exercise Price (including the Quarterly Increase) shall be subject to adjustment as follows:

               (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the Common Stock into a greater number of shares or pays a dividend or makes a distribution to holders of the Common Stock in the form of shares of Common Stock, the Exercise Price (including the Quarterly Increase) in effect immediately prior to such subdivision shall be proportionately reduced and the number of Option Shares obtainable upon exercise of this Option shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) the Common Stock into a smaller number of shares, the Exercise Price (including the Quarterly Increase) in effect immediately prior to such combination shall be proportionately increased and the number of Option Shares obtainable upon exercise of this Option shall be proportionately decreased.

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

               (b) REORGANIZATION. In case of any consolidation or merger of the Company with or into any other corporation or Person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transaction in which in excess of 50% of the Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "REORGANIZATION"), then, in each case, the holder of this Option, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the Common Stock issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Option immediately prior thereto (all subject to further adjustment as provided in this Option). The Company shall not effect any such Reorganization unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Reorganization (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each holder of Options such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire upon exercise of Options. Notwithstanding the foregoing, if upon the Effective Date of any such Reorganization the consideration to be paid to the shareholders of the Company constitutes exclusively any of (including any combination of) (x) cash or (y) securities of a Person registered under the Securities Act of 1934, as amended, and listed on a national securities exchange or the NASDAQ National Market, then, in each case of clauses (x) and (y), unless the holder exercises this Option prior to or on the Effective Date this Option shall terminate.

               (c) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions, then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Option Shares obtainable upon exercise of this Option so as to protect the rights of the holders of the Options; PROVIDED, that no such adjustment pursuant to this Section 3 will increase the Exercise Price or decrease the number of Option Shares obtainable as otherwise determined pursuant to this Section 3.

               (d) MISCELLANEOUS. If this Option shall be exercised subsequent to the record date for any of the events referred to in this Section 3.01, but prior to the effective date thereof, appropriate adjustments shall be made immediately after such effective date so that the holder of this Option on such record date shall have received, in the aggregate, the kind and number of shares of Common Stock or other securities or assets that it would have owned or been entitled to receive on such effective date had this Option been exercised prior to such record date. Shares of Common Stock owned by or held for the account of the Company shall not, for purposes of the adjustments set forth in this Section
3.01 be deemed  outstanding.

               (e) NOTICE OF ADJUSTMENT. Whenever the number of shares of Common Stock issuable upon the exercise of this Option or the Exercise Price in respect thereof is adjusted, as herein provided, the Company at its expense will furnish the holder of this Option with a certificate prepared by the Treasurer or Chief Financial Officer of the Company, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

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

         3.02 ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required upon the exercise of this Option to issue stock certificates representing fractions of shares of Common Stock, but shall instead promptly pay in cash, in lieu of any fractional shares of Common Stock to which such holder would otherwise be entitled if such fractional shares were issuable, an amount equal to the Fair Market Value per share of Common Stock as of the date of such exercise.

         3.03 RIGHT OF ACTION. All rights of action in respect of the Options are vested in the respective registered holders of the Options and any registered holder of any Option, without the consent of the holder of any other Option, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, its right to exercise the Options held by it in the manner provided therein.

4.       DEFINITIONS AND ACCOUNTING TERMS

         As used herein, the following terms shall have the following meanings:

         "COMMON STOCK" shall have the meaning assigned to such term in the introductory sentence hereof.

         "COMPANY" shall have the meaning assigned to such term in the introductory sentence hereof.

         "CONNING" shall have the meaning assigned to such term in the introductory sentence hereof.

         "EFFECTIVE  DATE"  shall  have the  meaning  assigned  to such  term in
Section 3.01(b).

         "EXERCISE PRICE" shall have the meaning assigned to such term in the introductory sentence hereof.

         "EXPIRATION DATE" shall mean January 31, 2008.

         "FAIR MARKET VALUE" shall mean (i) the average of the closing sales prices of the Common Stock on all domestic national securities exchanges on which the Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, (iii) if on any day the Common Stock is not so listed, the sales price for the Common Stock as of 4:00 P.M., New York time, as reported on the NASDAQ National Market or, (iv) if the Common Stock is not reported on the NASDAQ National Market, the average of the representative bid and asked quotations for the Common Stock as of 4:00 P.M., New York time, as reported on the NASDAQ interdealer system, or any similar successor organization, in each such case averaged over a period of 10 trading days consisting of the day as of which "Fair Market Value" is being determined and the nine (9) consecutive trading days prior to such day. Notwithstanding the foregoing, if at any time of determination either (x) the Common Stock is not registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, and is not either listed on a national securities exchange or authorized for quotation in the NASDAQ system, or (y) less than 25% of the


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

outstanding Common Stock is held by the public free of transfer restrictions under the Securities Act of 1933, as amended, then Fair Market Value shall mean the price that would be paid per share for the entire common equity interest in the Company in an orderly sale transaction between a willing buyer and a willing seller, taking into account the appropriate lack of liquidity of the Company's securities and any appropriate discount for the minority position represented by the Options and Option Shares, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale. Fair Market Value shall be determined by the Company's Board of Directors in its good faith judgment. The Required Holders shall have the right to require that an independent investment banking firm mutually acceptable to the Company and the Required Holders determine Fair Market Value, which firm shall submit to the Company and the Option holders a written report setting forth such determination. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties.

         "OPTIONS" shall mean this Option together with all Options issued in exchange, transfer or replacement thereof.

         "OPTION SHARES" shall mean any shares of Common Stock that are issuable upon the exercise of any Option.

         "PERSON" shall mean an individual, corporation, partnership, joint venture, limited liability company or partnership, trust, university, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "PURCHASE AGREEMENT" means the Securities Purchase Agreement, dated as of January 31, 2003, among the Company and the signatories thereto, as such agreement may be amended or modified from time to time.

         "QUARTERLY INCREASE" shall mean an additional $0.25 per share of Common Stock for each three month period commencing upon February 15, 2003, as adjusted pursuant to Section 3.

         "REGISTRATION   RIGHTS   AGREEMENT"  means  the   Registration   Rights
Agreement, dated as of January 31, 2003, among the Company and the signatories thereto, as such agreement may be amended or modified from time to time.

         "REORGANIZATION"  shall  have  the  meaning  assigned  to such  term in
Section 3.01(b).

         "REQUIRED HOLDERS" shall mean the holders of a majority of the purchase rights represented by the Options as originally issued which remain outstanding and unexercised.

         "SHAREHOLDER PURCHASE AGREEMENT" has the meaning assigned to such term in the Purchase Agreement.

5.       MISCELLANEOUS

         5.01 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of the holder of this Option in exercising any right, power or remedy hereunder shall operate as a waiver


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thereof;  nor shall any single or partial  exercise of any such right,  power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         5.02 AMENDMENTS, WAIVERS AND CONSENTS. Any provision in this Option to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Option may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (a) shall obtain consent thereto in writing from the Required Holders, and (b) shall deliver copies of such consent in writing to any holders who did not execute such consent; PROVIDED THAT no consents shall be effective (i) to amend any of the provisions of the Options pertaining to the Exercise Price or the number of shares of Common Stock purchasable upon the exercise of any Option or (ii) to reduce the percentage in interest of the Option Shares the consent of the holders of which is required under this Section
5.02 without the consent of the holders of all Options. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.03 ADDRESSES FOR NOTICES. Any notice, demand, request, waiver or other communication under this Option shall be in writing and shall be deemed to have been duly given on the date of service, if personally served, on the date of transmission, if sent by facsimile, receipt confirmed, or on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested and postage prepaid, in each case addressed as follows (or to such other address as shall be designated by the applicable party to the other party in writing in compliance with this Section):

          To the Company:          NYMAGIC, INC.
                                   330 Madison Avenue
                                   New York, NY  10017
                                   Attention:  Executive Vice President,
                                               Vice President, General Counsel
                                               and Secretary
                                   Facsimile Number: 212-551-0717

          With a copy to:          Mayer, Brown, Rowe & Maw
                                   190 South LaSalle Street
                                   Chicago, IL  60603
                                   Attention:  Laura D. Richman, Esq.
                                   Facsimile Number: 212-262-1910

          If to the Purchaser:     Conning Capital Partners VI, L.P.
                                   CityPlace II
                                   185 Asylum Street
                                   Hartford, CT  06103
                                   Attention:  David Young
                                   Facsimile Number:  860-520-1299


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

          With a copy to:          Morgan, Lewis & Bockius LLP
                                   101 Park Avenue
                                   New York, NY  10178-0060
                                   Attention:  Edward A. Reilly, Jr., Esq.
                                   Facsimile Number: 212-309-6273

         5.04 BINDING EFFECT; ASSIGNMENT. This Option shall be binding upon and inure to the benefit of each of the Company and the holder hereof and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein, except as otherwise provided herein.

         5.05 SEVERABILITY. The provisions of this Option are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Option shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Option; but the terms of this Option shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         5.06 GOVERNING LAW. THIS OPTION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND WITHOUT GIVING EFFECT TO CHOICE OF LAW PROVISIONS WHICH MIGHT REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         5.07 HEADINGS. Article, section and subsection headings in this Option are included herein for convenience of reference only and shall not constitute a part of this Option for any other purpose.

         5.08 SPECIFIC ENFORCEMENT. The Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Option were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the holder hereof shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Option and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which it may be entitled at law or equity.

         5.09  NOTICES OF RECORD DATE. In the event of:

               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, or

               (b) any capital reorganization of the Company, any reclassifi-cation or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, or any other Person, or

              (c)  any  voluntary  or  involuntary dissolution,  liquidation  or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to the holder of this Option a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right,
(ii)   the   date  on   which   any   such   reorganization,   reclassification,
recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be sent by a nationally recognized overnight courier, hand delivery or facsimile at least forty-five (45) days prior to the date specified in such notice on which such action is to be taken.

         5.10 OPTION REGISTER. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Options. The Company may deem and treat the registered holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         5.11 REGISTRATION RIGHTS. The holder of this Option (and assignees thereof) is entitled to the benefit of the registration rights in respect of the Option Shares as are set forth in the Registration Rights Agreement.

         5.12 ADDITIONAL RESTRICTIONS ON EXERCISE. Unless all required approvals shall have been obtained from the New York State Insurance Department to comply with Article 15 of the New York Insurance Law to authorize such exercise, this Option shall not be exercisable by Conning to the extent (but only to the extent) that, if exercised by it, Conning would beneficially own in excess of 9.99% of the outstanding voting securities of the Company. For purposes of this
Section 5.12, beneficial ownership and all determinations and calculations, including, without limitation, with respect to calculations of percentage ownership, shall be determined in accordance with Article 15 of the New York Insurance Law. Conning shall be solely responsible for making the determinations and calculations of its beneficial ownership that are required pursuant to this
Section 5.12.


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                                       10

         WITNESS the signature of the proper officer of the Company as of the date first above written.

                                       NYMAGIC, INC.


                                       By: /S/ GEORGE R. TRUMBULL
                                          --------------------------------------
                                          Name:  George R. Trumbull
                                          Title:  Chairman and Chief Executive
                                                  Officer


ATTEST:

 /S/ PAUL J. HART
-------------------------------------
Name:   Paul J. Hart
Title:  Secretary

                                    EXHIBIT A

                               FORM OF ASSIGNMENT

                   (To be executed by the registered holder if such holder desires to transfer the Option)


         FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto __________________________ the accompanying Option, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ attorney, to transfer the accompanying Option on the books of the Company of such Option, with full power of substitution.

Dated: _______________, _______.

                                                 [HOLDER OF OPTION]


                                                 By:
                                                    ----------------------------




                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Option or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

                   (To be executed by the registered holder if such holder desires to exercise the Option)


To NYMAGIC, INC.

         The undersigned hereby irrevocably elects to exercise the accompanying Option to purchase shares of Common Stock issuable upon the exercise of such Option and requests that certificates for such shares be issued in the name of:

________________________________________________________________________________
(Please print name and address)

________________________________________________________________________________
(Please insert social security number or other identifying number)


If such number of shares of Common Stock shall not be all the shares of Common Stock purchasable upon the exercise of the accompanying Option, a new Option for the balance of such remaining shares of Common Stock shall be registered in the name of and delivered to:

________________________________________________________________________________
(Please print name and address)

________________________________________________________________________________
(Please insert social security number or other identifying number)

Dated: _______________, _______.


                                               [HOLDER OF OPTION]


                                               By:______________________________

                                     NOTICE

         The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Option or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.